Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement (this “Third Amendment”) is made as of January 13, 2012, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”  and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC and Finance, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Guarantors and each individually, a “Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto and Bank of America, N.A. as Administrative Agent and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent and the L/C Issuer desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)           The definition of “Product Under Contract LCs” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “the amount of the Borrowing Base would exceed the Total WC Outstandings (including the maximum drawing amount of all issued and outstanding Letters of Credit, including the Product Under Contract L/C)” which appears in subparagraph (c) of such definition and substituting in place thereof the words “the amount of the Borrowing Base would exceed the sum of (i) the Total WC Outstandings (including the maximum drawing amount of all issued and outstanding Letters of Credit, including the Product Under Contract L/C) plus (ii) the Total Revolver Borrowing Base Outstandings”.

(b)                                 Section 1.01 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

“General Corporate Revolver Loans” has the meaning set forth in Section 2.01(b) hereof.  General Corporate Revolver Loans shall also be considered “Revolver Loans” for purposes of this Agreement.

“Limited Availability Period” means the period from the Third Amendment Effective Date through (but not including) the date which is the earliest to occur of (a) the consummation of the Proposed Alliance Acquisition and (b) March 13, 2012.

“Proposed Alliance Acquisition” means that certain proposed acquisition by MLP from AE Holdings Corp. of 100% of the Equity Interests of Alliance in accordance with, and pursuant to the terms of, that certain Contribution Agreement dated as of November 21, 2011 by and between AE Holdings Corp. and MLP.  The parties hereto hereby acknowledge and agree that nothing contained herein shall be construed as any consent by the Lenders to the consummation of the Proposed Alliance Acquisition.

“Revolver Borrowing Base Loans” has the meaning set forth in Section 2.01(b) hereof.  Revolver Borrowing Base Loans shall also be considered “Revolver Loans” for purposes of this Agreement.

“Third Amendment Effective Date” means January 13, 2012.

“Total Revolver Borrowing Base Outstandings” means the aggregate Outstanding Amount of all Revolver Borrowing Base Loans.

§2.  Amendment to Section 2.01 of the Credit Agreement.  Section 2.01 of the Credit Agreement is hereby amended as follows:

(a)                                  Section 2.01(a) of the Credit Agreement is hereby amended by deleting the words “(i) the Total WC Outstandings shall not exceed the Aggregate WC Commitment as in effect on such date (ii) the the Total WC Outstandings other than the maximum drawing amount of any issued and outstanding Product Under Contract LC shall not exceed the Borrowing Base at such time” which appear in Section 2.01(a) and substituting in place thereof the words “(i) the Total WC Outstandings shall not exceed the Aggregate WC Commitment as in effect on such date, (ii) the sum of (1) the Total WC Outstandings other than the maximum drawing amount of any issued and outstanding Product Under Contract LC plus (2) the Total Revolver Borrowing Base Outstandings shall not exceed the Borrowing Base at such time”.

(b)                                 Section 2.01(b) of the Credit Agreement is hereby amended by deleting Section 2.01(b) in its entirety and restating it as follows:

(b)           Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolver Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolver Commitment; provided, however, that after giving effect to any Borrowing of a Revolver Loan, (i) the Total Revolver Outstandings shall not exceed the Aggregate Revolver Commitment as in effect on such date, (ii) the sum of (1) the Total Revolver Borrowing Base Outstandings plus (2) the Total WC Outstandings other than the maximum drawing amount of any issued and outstanding Product Under Contract LC shall not exceed the Borrowing Base at such time and (iii) the aggregate Outstanding Amount of the Revolver Loans of any Lender shall not exceed such Lender’s Revolver Commitment.  Within the limits of each Lender’s Revolver Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.04, and reborrow under this Section 2.01(b).  Revolver Loans may be Base Rate Loans, Cost of Funds Rate Loans or Eurodollar Rate Loans, as further provided herein.  The proceeds of the Revolver Loans shall be used to fund Permitted Acquisitions, to finance Capital Expenditures and for general corporate purposes (which, for the avoidance of doubt, can include working capital needs), provided, however, the aggregate amount of Revolver Loans used to finance general corporate purposes available during the Availability Period and which are not subject to Borrowing Base availability shall not exceed $50,000,000 outstanding at any time (and such Revolver Loans shall also be referred to as the “General Corporate Revolver Loans”).  In addition to the Borrowers’ ability to request General Corporate Revolver Loans, the Borrowers shall also be entitled to request, solely during the Limited Availability Period, that Revolver Loans be used to finance general corporate purposes (which, for the avoidance of doubt, can include working capital needs) so long as the portion of such Revolver Loans used during the Limited Availability Period to so finance general corporate purposes does not exceed $75,000,000 (such Revolver Loans shall hereinafter be referred to as the “Revolver Borrowing Base Loans”) and such Revolver Borrowing Base Loans shall only be permitted to be borrowed (and the Lenders shall only be obligated to make such Revolver Borrowing Base Loans) (x) if, after giving effect to the making of such Revolver Borrowing Base Loans, the sum of the Total Revolver Borrowing Base Outstandings plus the Total WC Outstandings other than the maximum drawing amount of any issued and outstanding Product Under Contract LC shall not exceed the Borrowing Base at such time and (y) no Revolver Borrowing Base Loans shall be permitted to be outstanding after the Limited Availability Period.  At the time the Borrowers request any Revolver Loan which is to be used to finance general corporate purposes, the Borrowers must specify in the applicable Loan Notice whether such Revolver Loans will be General Corporate Revolver Loans or Revolver

Borrowing Base Loans, or some combination of both (and, if a combination, the portion of the requested amount which shall constitute a General Corporate Revolver Loan and a Revolver Borrowing Base Loan).

§3.  Amendment to Section 2.02 of the Credit Agreement.  Section 2.02(a) of the Credit Agreement is hereby amended by deleting Section 2.02(a) in its entirety and restating it as follows:

(a)           Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans and Cost of Funds Rate Loans shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing or continuation of Base Rate Loans and Cost of Funds Rate Loans or conversion of Base Rate Loans or Eurodollar Rate Loans to Cost of Funds Rate Loans.  Each telephonic notice by the Borrowers pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrowers.  Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Except as provided in Sections 2.03(c), each Borrowing of or conversion to Cost of Funds Rate Loans or Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans or Cost of Funds Rate Loans; (ii) if the Borrowers are requesting a Borrowing, whether such Borrowing is of a WC Loan or a Revolver Loan and, in the case of a Revolver Loan whether any of the proceeds are going to be used to finance general corporate purposes and, if so, whether such Borrowing is being requested as a General Corporate Revolver Loan or a Borrowing Base Revolver Loan (or both, and, if both, the allocation between each); (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (vi) if applicable, the duration of the Interest Period with respect thereto.  If the Borrowers fail to specify a Type of Loan in a Loan Notice or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate

Loans or Cost of Funds Rate Loans, as the case may be.  If the Borrowers request a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

§4.  Amendment to Section 2.03 of the Credit Agreement.  Section 2.03 of the Credit Agreement is hereby amended as follows:

(a)                                  Section 2.03(a)(i) of the Credit Agreement is hereby amended by deleting the words “(x) the Total WC Outstandings other than the maximum drawing amount of any issued and outstanding Product Under Contract LCs shall not exceed the Borrowing Base” which appear in Section 2.03(a)(i) and substituting in place thereof the words “(x) the sum of the Total WC Outstandings other than the maximum drawing amount of any issued and outstanding Product Under Contract LCs plus the Total Revolver Borrowing Base Outstandings shall not exceed the Borrowing Base”.

(b)                                 Section 2.03(k) of the Credit Agreement is hereby amended by deleting the words “In addition, the Borrowers shall deliver to the Administrative Agent, within two (2) Business Days after the issuance of any Product Under Contract LC, a Borrowing Base Report evidencing that the aggregate amount of all outstanding WC Loans plus the issued and outstanding amount of all Letters of Credit (including all Product Under Contract LCs) does not exceed the Borrowing Base (or, in the case of any excess, the Borrowers shall be required to immediately repay any such excess)” which appear in Section 2.03(k) and substituting in place thereof the words “In addition, the Borrowers shall deliver to the Administrative Agent, within two (2) Business Days after the issuance of any Product Under Contract LC, a Borrowing Base Report evidencing that the aggregate amount of all outstanding WC Loans plus the issued and outstanding amount of all Letters of Credit (including all Product Under Contract LCs) plus the aggregate amount of all outstanding Revolver Borrowing Base Loans does not exceed the Borrowing Base (or, in the case of any excess, the Borrowers shall be required to immediately repay any such excess)”.

§5.  Amendment to Section 2.04 of the Credit Agreement.  Section 2.04(b) of the Credit Agreement is hereby amended by deleting Section 2.04(b) in its entirety and restating it as follows:

(b)           If for any reason (i) (x) the Total WC Outstandings at any time exceed the Aggregate WC Commitments then in effect or (y) the sum of (1) the Total WC Outstandings other than the maximum drawing amount of all issued and outstanding Products under Contract LCs plus (2) the Total Revolver Borrowing Base Outstandings exceed the Borrowing Base at such time, the Borrowers shall immediately prepay WC Loans and/or Revolver Borrowing Base Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.04 unless after the prepayment in full of the WC Loans the Aggregate WC Outstandings exceed the Aggregate WC Commitments then in effect; and (ii) the Total Revolver

Outstandings at any time exceed the Aggregate Revolver Commitments then in effect the Borrowers shall immediately prepay Revolver Loans in an aggregate amount equal to such excess.

§6.  Amendment to Section 6.02 of the Credit Agreement.  Section 6.02(f) of the Credit Agreement is hereby amended by deleting the words “provided, however, for purposes of determining the available amount of WC Loans the Borrowers are permitted to borrow and Letters of Credit which are subject to the Borrowing Base” which appear in Section 6.02(f) and substituting in place thereof the words “provided, however, for purposes of determining the available amount of WC Loans and Revolver Borrowing Base Loans the Borrowers are permitted to borrow and Letters of Credit which are subject to the Borrowing Base”.

§7.  Amendment to Exhibit B of the Credit Agreement.  Exhibit B to the Credit Agreement is hereby amended by deleting the current Exhibit B in its entirety and substituting in place thereof the Exhibit B attached hereto.

§8.  Conditions to Effectiveness.This Third Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of fully-executed original counterparts of this Third Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders.

§9.          Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Third Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§10.        Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Third Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Third Amendment shall constitute a Loan Document.

§11.        No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§12.        Counterparts.  This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§13.        Governing Law.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLEN HES CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLP FINANCE CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL GP LLC

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ DeWayne D. Rosse

Name:	DeWayne D. Rosse

Title:	Agency Management Officer

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Michael Ouellet

Name:	Michael Ouellet

Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas G. Williams

Name:	Thomas G. Williams

Title:	Account Executive

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel M. Grondin

Name:	Daniel M. Grondin

Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Emmanuel Chesneau

Name:	Emmanuel Chesneau

Title:	Managing Director

By:

Name:

Title:

STANDARD CHARTERED BANK, as a Lender

By:	/s/ James P. Hughes

Name:	James P. Hughes

Title:	Director

By:	/s/ Moy Hiang Wong

Name:	Moy Hiang Wong

Title:	Credit Documentation Officer

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald A. Wright

Name:	Donald A. Wright

Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:

Name:

Title:

By:

Name:

Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Brett Delfino

Name:	Brett Delfino

Title:	Executive Director

By:	/s/ Rodney P. Hutchinson

Name:	Rodney P. Hutchinson

Title:	Executive Director

SOVEREIGN BANK, as a Lender

By:	/s/ Robert D. Lanigan

Name:	Robert D. Lanigan

Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michel Kermarrec

Name:	Michel Kermarrec

Title:	Vice President

By:	/s/ Mark Lyoff

Name:	Mark Lyoff

Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith

Name:	Keven D. Smith

Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Debbi L. Brito

Name:	Debbi L. Brito

Title:	Authorized Signatory

RB INTERNATIONAL FINANCE (USA) LLC (formerly known as RZB FINANCE LLC), as a Lender

By:	/s/ Astrid Wilke

Name:	Astrid Wilke

Title:	Vice President

By:	/s/ Pearl Geffers

Name:	Pearl Geffers

Title:	First Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.

Name:	Mark Lumpkin, Jr.

Title:	Authorized Signatory

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Scott G. Axelrod

Name:	Scott G. Axelrod

Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona

Name:	Sreedhar R. Kona

Title:	Assistant Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver

Name:	Carol Carver

Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Carla Gray

Name:	Carla Gray

Title:	Director

By:	/s/ David Pershad

Name:	David Pershad

Title:	Managing Director

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as a Lender

By:

Name:

Title:

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Eric Searls

Name:	Eric Searls

Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Masakazu Hasegawa

Name:	Masakazu Hasegawa

Title:	Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:

Name:

Title:

By:

Name:

Title:

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Third Amendment as of January 13, 2012, and agrees that the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the “Guaranty”) from each of the undersigned Guarantors remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, the Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL GP LLC

By:	/s/ Edward J. Faneuil
Title: Executive Vice President